Contacts:  Investors                          Media
           William Robbie                     Mark Semer
           Chief Financial Officer            Kekst and Company
           (441) 295-7195                     (212) 521-4802

                     PLATINUM UNDERWRITERS HOLDINGS REPORTS
              FINANCIAL RESULTS FOR PERIOD ENDED DECEMBER 31, 2002,
                    INCLUDING FIRST TWO MONTHS OF OPERATIONS

                  NET INCOME PER DILUTED COMMON SHARE OF $0.15

HAMILTON, BERMUDA, FEBRUARY 13, 2003 - Platinum Underwriters Holdings, Ltd. (NYSE: PTP) today reported financial results for the period ended December 31, 2002. The reporting period includes Platinum's first two months of operations that began on November 1, 2002 when the Company completed its initial public offering and assumed the continuing 2002 reinsurance business of The St. Paul Companies, Inc.

Net income was $6.4 million, or $0.15 per diluted common share. Platinum's financial results reflect $5.4 million of underwriting and corporate expenses incurred in connection with completion of the IPO, the formation of the Company and the transfer of the St. Paul Re business to Platinum (the "transactions").

Jerome T. Fadden, Platinum's President and Chief Executive Officer, said: "We are very pleased with our initial results of operations as an independent public company, which reflect our success in establishing Platinum as a high-quality reinsurer committed to generating underwriting profits and attractive shareholder returns. With the successful transfer of the continuing 2002 reinsurance business from The St. Paul to Platinum and the continuity of relationships with our brokers and clients, we believe we are well positioned to capitalize on our position in the marketplace. We also expect to benefit from improving conditions in many casualty lines of business, where market withdrawals by several competitors and poor historical industry results have enhanced the current environment."

Steven H. Newman, Chairman of Platinum, added: "The global reinsurance marketplace has enjoyed significant improvements in rates and underwriting terms across most lines of business. Platinum is a beneficiary of this fundamental strength. Our positive results and business prospects are also attributed to the staff we have assembled, whose adherence to sound underwriting principles is a hallmark of Platinum's business practice."

Net premiums written were $298.1 million of which $292.3 million is related to the reinsurance business assumed from The St. Paul Companies. Net premiums earned were $107.1 million. Net investment income was $5.2 million. The deployment of Platinum's investment portfolio was delayed pending receipt of required regulatory approvals. The portfolio was substantially invested by the end of 2002.

Losses and loss adjustment expenses for the period were $60.4 million, or 56.4% of net premiums earned, reflecting the mix of business underwritten in 2002 and the relatively low level of catastrophe losses incurred.
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Acquisition costs for the period were $25.5 million, representing a 23.8% GAAP acquisition expense ratio. Underwriting expenses totaled $12.2 million, including $2.6 million of costs incurred in connection with the transactions.

Platinum's GAAP combined ratio for the period was 91.5% including the costs incurred in connection with the transactions. The Company's Global Property segment reported net premiums written of $89.3 million and a GAAP combined ratio of 82.0%. Net premiums written for the Global Casualty segment were $164.9 million and its GAAP combined ratio was 109.1%. The Finite Risk segment produced net premiums written of $43.9 million and a GAAP combined ratio of 80.0%.

Corporate items include net foreign exchange gains of $2.0 million, interest expense of $1.3 million and corporate expenses totaling $4.2 million, of which $2.8 million represent expenses incurred in connection with the transactions.

The Company's overall effective tax rate was 42% for the period as underwriting profits were recorded in its U.S. operating subsidiary, whereas investment income recognized in its Bermuda operating subsidiary was offset by costs incurred in connection with the transactions.

As of December 31, 2002, total assets were $1.7 billion and total stockholders' equity was $921.2 million. Book value per share was $21.42 as of December 31, 2002.

Platinum completed its IPO on November 1, 2002. Platinum and its indirect wholly owned subsidiary, Platinum Underwriters Finance, Inc., received total net proceeds of $1.047 billion, including $703 million from the sale of common shares, $132 million from the sale of equity security units, and a total of $212 million from private placements of common shares to The St. Paul Companies, Inc. and RenaissanceRe Holdings Ltd. Substantially all of the proceeds of the offerings have been contributed to the capital of Platinum's operating subsidiaries in the United States, the United Kingdom and Bermuda.

Guidance

Following its success during the January 1, 2003 renewal season, Platinum estimates that 2003 net premiums written will be slightly less than $1 billion. Based on the current environment and a normal level of catastrophe losses, the Company expects its GAAP combined ratio to be in the range of 90% to 95%, depending on the mix of business underwritten. Given the capitalization of its operating subsidiaries and the anticipated level of net premiums written in 2003, the Company anticipates an effective tax rate of approximately 22% to 25%. With regard to investment income, Platinum intends to continue to maintain a conservative fixed income portfolio with no investments below "A" rated quality. The Company expects cash flow of $250 million to $300 million to add to its investment portfolio during 2003 with yield expectations to be consistent with market conditions, which are currently slightly below 4.3%.

Financial Supplement

Platinum has posted a financial supplement on the Financial Reports page of the Investor Relations section of its website
(http://www.platinumre.com/home.nsf/vContentW/Investor+Relations--
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Financial+Reports!Opendocument). The financial supplement provides additional detail regarding Platinum's financial performance and that of its various lines of business.

Teleconference

Platinum will host a teleconference to discuss its financial results on Friday, February 14, 2003 at 8:30 am Eastern time. The call can be accessed by dialing 800-474-8920 (US callers) or 719-457-2727 (international callers) or in a listen-only mode via the Investor Relations section of Platinum's website at www.platinumre.com. Those who intend to access the teleconference should register at least ten minutes in advance to ensure access to the call.

The teleconference will be recorded and made available to those unable to participate from 11:30 am Eastern time on Friday, February 14 until midnight Eastern time on Friday, February 21. To access the replay by telephone, dial 888-203-1112 (US callers) or 719-457-0820 (international callers) and specify passcode 666400. The teleconference will also be archived on the Investor Relations section of www.platinumre.com for the same period of time.

About Platinum

Platinum Underwriters Holdings, Ltd. was recently formed to provide property and casualty reinsurance coverages to a diverse clientele on a worldwide basis. Platinum assumed substantially all of the continuing 2002 reinsurance business of The St. Paul Companies, Inc. and operates through subsidiaries in Bermuda, the United States and the United Kingdom. The Company has received a financial strength rating of "A" (Excellent) from A.M. Best Company, Inc. For further information, please visit Platinum's website at www.platinumre.com.

Safe Harbor Statement Regarding Forward-Looking Statements

Management believes certain statements in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan" or "continue." These forward-looking statements are based upon the Company's current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company's future financial condition and results. The uncertainties and risks include, but are not limited to, those relating to implementing the Company's business strategy and successfully continuing the business acquired in connection with the Company's initial public offering; the adequacy of the Company's loss reserves; conducting operations in a competitive environment; conducting operations in foreign countries; dependence upon the availability of key executives and reinsurance brokers; general economic conditions, including the effects of market volatility or a prolonged U.S. or global economic downturn or recession; variations in political, economic or other factors such as currency exchange rates, inflation rates and recessionary or expansive trends; the cyclicality of the property and casualty reinsurance business; tax, legal or regulatory restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally, and changes therein; significant weather-related or other natural or human-made disasters, civil unrest or other external factors over which the Company has no control; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update or revise any of them in light of new information, future events or otherwise.

                                      # # #

                                 [TABLES FOLLOW]
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PLATINUM UNDERWRITERS HOLDINGS, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE PERIOD ENDED DECEMBER 31, 2002
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)
(UNAUDITED)

REVENUES
Net premium earned                                                    $ 107,098
Net investment income                                                     5,211
Net realized investment gains                                                25
Net foreign exchange gains                                                2,017
Other income, net                                                           167
                                                                      ---------
         Total Revenues                                                 114,518
                                                                      ---------
EXPENSES
Losses and loss adjustment expenses                                      60,356
Acquisition costs                                                        25,474
Other underwriting expenses                                              12,164
Interest expense                                                          1,261
Corporate expenses                                                        4,170
                                                                      ---------
        Total expenses                                                  103,425
                                                                      ---------

        Income before Income Taxes                                       11,093
                                                                      ---------

Provision for income tax                                                 (4,655)
                                                                      ---------

NET INCOME                                                            $   6,438
                                                                      =========
BASIC

Weighted average shares outstanding                                      43,004

Basic earnings per share                                              $    0.15

DILUTED

Weighted average shares outstanding                                      43,522

Diluted earnings per share                                            $    0.15

COMPREHENSIVE INCOME

Net income                                                            $   6,438

Other comprehensive income, net of tax                                   10,581
                                                                      ---------
Comprehensive income                                                  $  17,019
                                                                      =========

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PLATINUM UNDERWRITERS HOLDINGS, LTD.

CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(IN THOUSANDS)
(UNAUDITED)

ASSETS
Investments, cash and cash equivalents                                $1,346,702
Receivables                                                              162,237
Deferred acquisition costs                                                49,332
Other assets                                                              98,475
                                                                      ----------
           Total assets                                               $1,656,746
                                                                      ==========
LIABILITIES

Unpaid losses and loss adjustment expense                             $  281,659
Unearned premiums                                                        191,016
Debt obligations                                                         137,500
Other liabilities                                                        125,325
                                                                      ----------
             Total Liabilities                                           735,500
                                                                      ----------

Total stockholders' equity                                               921,246
                                                                      ----------
             Total liabilities and stockholders' equity               $1,656,746
                                                                      ==========

Book value per share                                                  $    21.42

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PLATINUM UNDERWRITERS HOLDINGS, LTD.

SEGMENT REPORTING
FOR THE PERIOD ENDED DECEMBER  31, 2002
(IN THOUSANDS)
(UNAUDITED)

                                           Global Property    Global Casualty      Finite Risk            Total
                                           ---------------    ---------------      -----------            -----
Net premiums written                          $   89,341         $  164,929         $   43,844         $  298,114

Net premium earned                                43,047             39,320             24,731            107,098

Losses and loss adjustment expenses               21,558             29,498              9,300             60,356
Acquisition costs                                  7,798              9,269              8,407             25,474
Other underwriting expenses                        5,960              4,136              2,068             12,164
                                               ---------         ----------          ---------         ----------
Total underwriting deductions                     35,316             42,903             19,775             97,994
                                               ---------         ----------          ---------         ----------
         Underwriting income (loss)            $   7,731         $   (3,583)         $   4,956         $    9,104
                                               =========         ==========          =========         ==========
GAAP Underwriting ratios

       Losses and Loss Adjustment Expense           50.1%              75.0%              37.6%              56.4%
    Acquisition costs                               18.1%              23.6%              34.0%              23.8%
    Other underwriting expenses                     13.8%              10.5%               8.4%              11.3%
                                               ---------         ----------          ---------         ----------
            Combined Ratio                          82.0%             109.1%              80.0%              91.5%
                                               =========         ==========          =========         ==========

Statutory Underwriting ratios

       Losses and Loss Adjustment Expense           50.1%              75.0%              37.6%              56.4%
    Acquisition costs                               21.4%              26.0%              29.3%              25.1%
    Other underwriting expenses                      6.7%               2.5%               4.7%               4.1%
                                               ---------         ----------          ---------         ----------
            Combined Ratio                          78.2%             103.5%              71.6%              85.6%
                                               =========         ==========          =========         ==========


GAAP underwriting ratios are calculated by dividing each item above by net premiums earned. The Statutory ratios are based on statutory accounting principles and are calculated as follows: (1) Losses & loss adjustment expenses are divided by net premiums earned; (2) acquisition costs are divided by net premiums written; and (3) other underwriting expenses are divided by net premiums written.